UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 07044

The Dreyfus Socially Responsible Growth Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/15

FORM N-CSR

Item 1.                         Reports to Stockholders.

The Dreyfus Socially Responsible Growth Fund, Inc.

ANNUAL REPORT December 31, 2015

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

The Dreyfus Socially Responsible Growth Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for The Dreyfus Socially Responsible Growth Fund, Inc., covering the 12-month period from January 1, 2015, through December 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

2015 was a year of varied and, at times, conflicting economic influences. On one hand, the U.S. economy continued to grow as domestic labor markets posted significant gains, housing markets recovered, and lower fuel prices put cash in consumers’ pockets. Indeed, these factors, along with low inflation, prompted the Federal Reserve Board in December to raise short-term interest rates for the first time in nearly a decade. On the other hand, the global economy continued to disappoint, particularly in China and other emerging markets, when reduced industrial demand and declining currency values sparked substantial declines in commodity prices.

Although several broad measures of stock and bond performance ended 2015 roughly unchanged, high levels of volatility prevailed across most financial markets. Among U.S. equities, moderate gains from consumer discretionary and health care stocks were balanced by pronounced weakness in the energy and materials sectors. Bonds also saw bifurcated performance, with municipal bonds and intermediate-term U.S. government securities faring well compared to high yield and emerging-markets debt.

Market volatility is likely to persist until investors see greater clarity from the global economy. We expect to see wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets in 2016, suggesting that selectivity may be an important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
January 15, 2016

DISCUSSION OF FUND PERFORMANCE

For the reporting period of January 1, 2015, through December 31, 2015, as provided by C. Wesley Boggs, William S. Cazalet, CAIA, and Ronald P. Gala, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2015, The Dreyfus Socially Responsible Growth Fund’s Initial shares produced a total return of –3.20%, and the fund’s Service shares returned –3.41%.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500 Index”), produced a total return of 1.39% for the same period.2

Mildly positive stock market results during 2015 masked heightened volatility amid shifting economic sentiment. The fund underperformed its benchmark, mainly due to shortfalls from our quantitative stock ranking process and environmental, social, and corporate governance (ESG) ratings.

The Fund’s Investment Approach

The fund seeks capital growth, with current income as a secondary objective. To pursue these goals, the fund invests at least 80% of its net assets in the common stocks of companies that, in our opinion, meet traditional investment standards while simultaneously conducting their businesses in a manner that contributes to the enhancement of the quality of life in America. In selecting stocks, we use quantitative research to identify and rank stocks within an industry or sector. Next, using fundamental analysis, we designate the most attractive of the higher ranked securities as potential purchase candidates. We then evaluate whether each company meets the fund’s socially responsible investment criteria in order to determine whether the company is eligible for purchase or retention by the fund. With respect to those eligible securities, we then select investments that we consider to be the most attractive based on financial considerations.

The fund normally focuses on large-cap growth stocks; however, the fund also may invest in value-oriented stocks, midcap stocks and small-cap stocks.

Global Economic Concerns Sparked Market Turmoil

Employment gains helped drive the S&P 500 Index higher from the start of 2015 through the end of February despite plummeting energy prices. Stocks reversed course in March when severe winter weather and a strengthening U.S. dollar dampened economic growth, but the U.S. economy soon regained traction, and by May, the benchmark had advanced to new record highs. However, uncertainty surrounding a debt crisis in Greece and slowing growth in China sent stock prices lower over the summer.

In August, the Chinese central bank unexpectedly devalued the country’s currency, intensifying global economic concerns. Stocks dipped into negative territory as investors grew more risk-averse, but a strong October rally erased previous losses. Stock prices remained volatile over the remainder of the year amid renewed worries that global instability might dampen domestic economic growth. The market rebounded somewhat near year-end when the Federal Reserve Board raised short-term interest rates, ending months of uncertainty and enabling the S&P 500 Index to close 2015 in positive territory.

Quantitative Models Dampened Relative Results

The fund lagged its benchmark in 2015 as global macroeconomic developments took investors’ focus away from company fundamentals and hurt the efficacy of stock picking. In addition, because some large companies are ineligible for the fund due to low environmental, social, and

DISCUSSION OF FUND PERFORMANCE (continued)

corporate governance (ESG) ratings, the fund maintained a bias toward smaller companies, which generally underperformed their larger counterparts. For similar reasons, the fund held underweighted exposure to the strong-performing consumer discretionary sector. For example, the fund did not hold Internet retailer Amazon.com which more than doubled in value but ranks low on corporate governance, toxic emissions, labor relations, and health and safety factors. Apparel maker PVH Corp. fell sharply after releasing disappointing quarterly earnings.

In the information technology sector, Alphabet (formerly Google) gained considerable value, but the fund held underweighted exposure due to the company’s BBB ESG rating and low ranking in one of our models. Meanwhile, data analysis specialist Teradata struggled after revenues fell below expectations due to customers deferring contracts and trading down to lower-end products. Among energy companies, Spectra Energy was hurt by plummeting oil prices.

The fund achieved better results in the consumer staples sector. Household goods maker Clorox advanced when strong organic sales growth drove earnings higher, and food-and-beverage company Mondelez International expanded its revenues and profits in an otherwise challenging global marketplace. In the health care sector, medical equipment producer PerkinElmer’s environmental health business benefited from improving food safety trends in China, and rising birth rates and stronger blood screenings helped its diagnostic business. In other areas, International Flavors & Fragrances posted strong organic growth, and oil refiner Marathon Petroleum benefited from lower input costs and higher profit margins.

Maintaining a Disciplined Approach

Although our quantitative process does not directly consider macroeconomic factors, it is worth noting that the U.S. economy has continued to grow despite global economic instability. As of year-end, our models have continued to identify opportunities meeting our criteria for attractive valuations, earnings quality, behavioral factors, and social responsibility. We have maintained mildly overweighted exposure to the health care and information technology sectors, and underweighted exposure to the consumer staples and industrial sectors.

January 15, 2016

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s socially responsible investment criteria may limit the number of investment opportunities available to the fund, and as a result, at times, the fund may produce more modest gains than funds that are not subject to such special investment considerations.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of The Dreyfus Socially Responsible Growth Fund, Inc. made available through insurance products may be similar to other funds managed by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2 SOURCE: LIPPER INC. – Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500® Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in The Dreyfus Socially Responsible Growth Fund, Inc. Initial shares and Service shares and the Standard & Poor’s 500 Composite Stock Price Index

Average Annual Total Returns as of 12/31/15
	1 Year	5 Years	10 Years
Initial shares	-3.20%	10.76%	7.05%
Service shares	-3.41%	10.48%	6.78%
Standard & Poor's 500 Composite Stock Price Index	1.39%	12.55%	7.30%

†  Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of The Dreyfus Socially Responsible Growth Fund, Inc. on 12/31/05 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date.

The fund’s Initial shares are not subject to a Rule 12b-1 fee. The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fund fees and expenses for Initial and Service shares. The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in The Dreyfus Socially Responsible Growth Fund, Inc. from July 1, 2015 to December 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2015
	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.31	$5.55
Ending value (after expenses)	$967.40	$966.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2015
	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.43	$5.70
Ending value (after expenses)	$1,020.82	$1,019.56

† Expenses are equal to the fund’s annualized expense ratio of .87% for Initial shares and 1.12% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
December 31, 2015

Common Stocks - 99.0%	Shares		Value ($)
Banks - 2.9%
Comerica	27,800		1,162,874
People's United Financial	116,600	[a]	1,883,090
PNC Financial Services Group	40,700		3,879,117
			6,925,081
Capital Goods - 4.6%
3M	34,050		5,129,292
Cummins	25,700		2,261,857
General Electric	105,050		3,272,308
Snap-on	1,750		300,003
			10,963,460
Consumer Durables & Apparel - 3.4%
NIKE, Cl. B	83,800		5,237,500
PVH	38,500		2,835,525
			8,073,025
Consumer Services - 1.2%
Marriott International, Cl. A	41,050	[a]	2,751,992
Diversified Financials - 5.9%
American Express	41,050		2,855,028
Franklin Resources	24,100		887,362
Legg Mason	33,400		1,310,282
Morgan Stanley	16,000		508,960
Northern Trust	56,600		4,080,294
T. Rowe Price Group	60,750		4,343,017
			13,984,943
Energy - 7.1%
Baker Hughes	24,500		1,130,675
Exxon Mobil	10,400		810,680
Hess	41,350		2,004,648
Marathon Petroleum	93,200		4,831,488
Phillips 66	13,350		1,092,030
Spectra Energy	129,750		3,106,215
Tesoro	2,900		305,573
Valero Energy	49,200		3,478,932
			16,760,241
Food, Beverage & Tobacco - 5.5%
Campbell Soup	29,800	[a]	1,565,990
Coca-Cola Enterprises	90,850		4,473,454

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 99.0% (continued)	Shares		Value ($)
Food, Beverage & Tobacco - 5.5% (continued)
General Mills	4,800		276,768
Mondelez International, Cl. A	101,400		4,546,776
PepsiCo	22,100		2,208,232
			13,071,220
Health Care Equipment & Services - 5.8%
AmerisourceBergen	38,400		3,982,464
Cardinal Health	50,100		4,472,427
Cigna	9,700		1,419,401
Henry Schein	24,100	[b]	3,812,379
			13,686,671
Household & Personal Products - 1.5%
Clorox	27,450		3,481,484
Insurance - 5.4%
ACE	42,300		4,942,755
Marsh & McLennan	49,900		2,766,955
Travelers	44,600		5,033,556
			12,743,266
Materials - 3.0%
Ecolab	35,150		4,020,457
International Flavors & Fragrances	25,200		3,014,928
			7,035,385
Media - 5.5%
Discovery Communications, Cl. A	46,900	[a,b]	1,251,292
Time Warner	60,300		3,899,601
Time Warner Cable	16,150		2,997,279
Walt Disney	47,700		5,012,316
			13,160,488
Pharmaceuticals, Biotechnology & Life Sciences - 13.2%
Agilent Technologies	106,050		4,433,950
Biogen	9,150	[b]	2,803,102
Gilead Sciences	64,750		6,552,052
Johnson & Johnson	16,400		1,684,608
Merck & Co.	101,800		5,377,076
PerkinElmer	30,400		1,628,528
Waters	32,450	[b]	4,367,121
Zoetis	93,600		4,485,312
			31,331,749
Retailing - 2.7%
Best Buy	8,000	[a]	243,600

Common Stocks - 99.0% (continued)	Shares		Value ($)
Retailing - 2.7% (continued)
Signet Jewelers	21,200		2,622,228
Tiffany & Co.	46,700		3,562,743
			6,428,571
Semiconductors & Semiconductor Equipment - 4.2%
Avago Technologies	19,800	[a]	2,873,970
Intel	24,300		837,135
NVIDIA	125,900		4,149,664
Skyworks Solutions	27,300		2,097,459
			9,958,228
Software & Services - 10.4%
Accenture, Cl. A	49,650		5,188,425
Alphabet, Cl. A	1,500	[b]	1,167,015
Alphabet, Cl. C	1,500	[b]	1,138,320
Electronic Arts	53,300	[b]	3,662,776
Intuit	26,450		2,552,425
Microsoft	142,750		7,919,770
Symantec	50		1,050
Teradata	50,300	[b]	1,328,926
Xerox	160,300		1,703,989
			24,662,696
Technology Hardware & Equipment - 8.8%
Apple	107,100		11,273,346
Cisco Systems	182,175		4,946,962
Corning	191,500		3,500,620
EMC	49,625		1,274,370
			20,995,298
Telecommunication Services - 1.4%
CenturyLink	129,000		3,245,640
Verizon Communications	4,000		184,880
			3,430,520
Transportation - 2.4%
Expeditors International of Washington	19,400		874,940
Southwest Airlines	113,200		4,874,392
			5,749,332
Utilities - 4.1%
Exelon	156,900		4,357,113
NextEra Energy	51,400		5,339,946
			9,697,059
Total Common Stocks (cost $199,472,035)			234,890,709

STATEMENT OF INVESTMENTS (continued)

Other Investment - 1.0%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $2,404,446)	2,404,446	[c]	2,404,446
Investment of Cash Collateral for Securities Loaned - .9%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund (cost $2,079,721)	2,079,721	[c]	2,079,721
Total Investments (cost $203,956,202)	100.9%		239,374,876
Liabilities, Less Cash and Receivables	(.9%)		(2,022,757)
Net Assets	100.0%		237,352,119

aSecurity, or portion thereof, on loan. At December 31, 2015, the value of the fund’s securities on loan was $7,821,086 and the value of the collateral held by the fund was $8,084,890, consisting of cash collateral of $2,079,721 and U.S. Government & Agency securities valued at $6,005,169.
bNon-income producing security.
cInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Pharmaceuticals, Biotechnology & Life Sciences	13.2
Software & Services	10.4
Technology Hardware & Equipment	8.8
Energy	7.1
Diversified Financials	5.9
Health Care Equipment & Services	5.8
Media	5.5
Food, Beverage & Tobacco	5.5
Insurance	5.4
Capital Goods	4.6
Semiconductors & Semiconductor Equipment	4.2
Utilities	4.1
Consumer Durables & Apparel	3.4
Materials	3.0
Banks	2.9
Retailing	2.7
Transportation	2.4
Money Market Investments	1.9
Household & Personal Products	1.5
Telecommunication Services	1.4
Consumer Services	1.2
100.9

† Based on net assets.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $7,821,086)—Note 1(b):
Unaffiliated issuers	199,472,035	234,890,709
Affiliated issuers	4,484,167	4,484,167
Cash		36,383
Dividends and securities lending income receivable		321,804
Prepaid expenses		8,614
		239,741,677
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		173,707
Liability for securities on loan—Note 1(b)		2,079,721
Payable for shares of Common Stock redeemed		34,989
Accrued expenses		101,141
		2,389,558
Net Assets ($)		237,352,119
Composition of Net Assets ($):
Paid-in capital		176,348,136
Accumulated undistributed investment income—net		2,958,265
Accumulated net realized gain (loss) on investments		22,627,044
Accumulated net unrealized appreciation (depreciation) on investments		35,418,674
Net Assets ($)		237,352,119

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	227,482,967	9,869,152
Shares Outstanding	5,899,114	258,429
Net Asset Value Per Share ($)	38.56	38.19

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	5,246,291
Affiliated issuers	2,236
Income from securities lending—Note 1(b)	8,871
Total Income	5,257,398
Expenses:
Management fee—Note 3(a)	1,974,147
Professional fees	92,342
Prospectus and shareholders’ reports	78,143
Directors’ fees and expenses—Note 3(d)	68,672
Distribution fees—Note 3(b)	26,453
Custodian fees—Note 3(c)	24,787
Loan commitment fees—Note 2	2,532
Shareholder servicing costs—Note 3(c)	1,871
Miscellaneous	26,744
Total Expenses	2,295,691
Less—reduction in fees due to earnings credits—Note 3(c)	(5)
Net Expenses	2,295,686
Investment Income—Net	2,961,712
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	22,653,145
Net unrealized appreciation (depreciation) on investments	(33,587,174)
Net Realized and Unrealized Gain (Loss) on Investments	(10,934,029)
Net (Decrease) in Net Assets Resulting from Operations	(7,972,317)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
Operations ($):
Investment income—net	2,961,712	2,774,159
Net realized gain (loss) on investments	22,653,145	35,125,017
Net unrealized appreciation (depreciation) on investments	(33,587,174)	(3,224,985)
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,972,317)	34,674,191
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(2,689,794)	(2,824,636)
Service Shares	(85,867)	(79,619)
Net realized gain on investments:
Initial Shares	(33,743,127)	(18,473,730)
Service Shares	(1,384,964)	(647,248)
Total Dividends	(37,903,752)	(22,025,233)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Initial Shares	12,284,196	25,341,730
Service Shares	1,679,368	1,819,641
Dividends reinvested:
Initial Shares	36,432,921	21,298,366
Service Shares	1,470,831	726,867
Cost of shares redeemed:
Initial Shares	(47,663,749)	(53,057,045)
Service Shares	(2,090,656)	(1,143,249)
Increase (Decrease) in Net Assets from Capital Stock Transactions	2,112,911	(5,013,690)
Total Increase (Decrease) in Net Assets	(43,763,158)	7,635,268
Net Assets ($):
Beginning of Period	281,115,277	273,480,009
End of Period	237,352,119	281,115,277
Undistributed investment income—net	2,958,265	2,772,856
Capital Share Transactions (Shares):
Initial Shares
Shares sold	294,421	572,802
Shares issued for dividends reinvested	885,584	514,577
Shares redeemed	(1,165,121)	(1,207,470)
Net Increase (Decrease) in Shares Outstanding	14,884	(120,091)
Service Shares
Shares sold	41,251	41,632
Shares issued for dividends reinvested	36,032	17,672
Shares redeemed	(52,097)	(26,392)
Net Increase (Decrease) in Shares Outstanding	25,186	32,912

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Initial Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	45.97	44.09	33.24	29.91	29.90
Investment Operations:
Investment income—net[a]	.47	.45	.46	.44	.24
Net realized and unrealized gain (loss) on investments	(1.54)	5.07	10.87	3.15	.04
Total from Investment Operations	(1.07)	5.52	11.33	3.59	.28
Distributions:
Dividends from investment income—net	(.47)	(.48)	(.48)	(.26)	(.27)
Dividends from net realized gain on investments	(5.87)	(3.16)	—	—	—
Total Distributions	(6.34)	(3.64)	(.48)	(.26)	(.27)
Net asset value, end of period	38.56	45.97	44.09	33.24	29.91
Total Return (%)	(3.20)	13.45	34.34	11.98	.90
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.86	.84	.86	.85	.85
Ratio of net expenses to average net assets	.86	.84	.86	.85	.85
Ratio of net investment income to average net assets	1.14	1.02	1.19	1.34	.80
Portfolio Turnover Rate	59.57	45.05	38.81	48.84	67.88
Net Assets, end of period ($ x 1,000)	227,483	270,483	264,713	207,383	208,013

a Based on average shares outstanding.

See notes to financial statements.

	Year Ended December 31,
Service Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	45.58	43.76	33.01	29.70	29.71
Investment Operations:
Investment income—net[a]	.36	.33	.36	.36	.17
Net realized and unrealized gain (loss) on investments	(1.52)	5.04	10.78	3.13	.02
Total from Investment Operations	(1.16)	5.37	11.14	3.49	.19
Distributions:
Dividends from investment income—net	(.36)	(.39)	(.39)	(.18)	(.20)
Dividends from net realized gain on investments	(5.87)	(3.16)	—	—	—
Total Distributions	(6.23)	(3.55)	(.39)	(.18)	(.20)
Net asset value, end of period	38.19	45.58	43.76	33.01	29.70
Total Return (%)	(3.41)	13.13	33.99	11.70	.65
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.11	1.09	1.11	1.10	1.10
Ratio of net expenses to average net assets	1.11	1.09	1.11	1.10	1.10
Ratio of net investment income to average net assets	.89	.76	.93	1.09	.55
Portfolio Turnover Rate	59.57	45.05	38.81	48.84	67.88
Net Assets, end of period ($ x 1,000)	9,869	10,632	8,767	6,552	6,167

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

The Dreyfus Socially Responsible Growth Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek to provide capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue 150 million shares of $.001 par value Common Stock in each of the following classes of shares: Initial and Service. Initial shares are subject to a Shareholder Services Plan fee and Service shares are subject to a Distribution Plan fee. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, Shareholder Services Plan and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of

NOTES TO FINANCIAL STATEMENTS (continued)

the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2015 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	229,394,511	-	-	229,394,511
Equity Securities - Foreign Common Stocks†	5,496,198	-	-	5,496,198
Mutual Funds	4,484,167	-	-	4,484,167

† See Statement of Investments for additional detailed categorizations.

At December 31, 2015, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended December 31, 2015, The Bank of New York Mellon earned $2,005 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended December 31, 2015 were as follows:

NOTES TO FINANCIAL STATEMENTS (continued)

Affiliated Investment Company	Value 12/31/2014 ($)	Purchases ($)	Sales ($)	Value 12/31/2015 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	3,814,776	30,672,451	32,082,781	2,404,446	1.0
Dreyfus Institutional Cash Advantage Fund	1,507,543	34,177,442	33,605,264	2,079,721.9
Total	5,322,319	64,849,893	65,688,045	4,484,167	1.9

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2015, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,958,265, undistributed capital gains $22,690,686 and unrealized appreciation $35,355,032.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2015 and December 31, 2014 were as follows: ordinary income $4,666,391 and $3,658,185, and long-term capital gains $33,237,361 and $18,367,048, respectively.

During the period ended December 31, 2015, as a result of permanent book to tax differences, primarily due to dividend reclassification, the fund decreased accumulated undistributed investment income-net by $642 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $480 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2015, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2015, Service shares were charged $26,453 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Initial shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of its average daily net assets for certain allocated expenses with respect to

NOTES TO FINANCIAL STATEMENTS (continued)

servicing and/or maintaining Initial shares’ shareholder accounts. During the period ended December 31, 2015, Initial shares were charged $105 pursuant to the Shareholders Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2015, the fund was charged $1,466 for transfer agency services and $111 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $5.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2015, the fund was charged $24,787 pursuant to the custody agreement.

During the period ended December 31, 2015, the fund was charged $10,946 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $152,745, Distribution Plan fees $2,113, custodian fees $16,000, Chief Compliance Officer fees $2,647 and transfer agency fees $202.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2015, amounted to $154,768,438 and $186,309,492, respectively.

At December 31, 2015, the cost of investments for federal income tax purposes was $204,019,844; accordingly, accumulated net unrealized appreciation on investments was $35,355,032, consisting of $45,620,482 gross unrealized appreciation and $10,265,450 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
The Dreyfus Socially Responsible Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Dreyfus Socially Responsible Growth Fund, Inc., including the statement of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dreyfus Socially Responsible Growth Fund, Inc. at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 11, 2016

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2015 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2016 of the percentage applicable to the preparation of their 2015 income tax returns. Also, the fund hereby reports $.3160 per share as a short-term capital gain distribution and $5.5550 per share as a long-term capital gain distribution paid on March 23, 2015.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on July 22-23, 2015, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (“Performance Group 1”) and with a broader group of funds (“Performance Universe 1”), with each group consisting of funds from the same Lipper category as that of the fund, all for various periods ended May 31, 2015, (2) at the request of Dreyfus, the fund’s performance with the performance of a group of social criteria funds from various Lipper categories (“Performance Group 2”) and with a broader group of social criteria funds (“Performance Universe 2”), all for various periods ended May 31, 2015, and (3) the fund’s actual and contractual management fees and total expenses with those of groups of comparable funds identical to Performance Group 1 (“Expense Group 1”) and Performance Group 2 (“Expense Group 2”) and with broader groups of funds that included the Performance Group 1 funds (“Expense Universe 1”) and the Performance Group 2 funds (“Expense Universe 2”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Groups and Performance Universes and the Expense Groups and Expense Universes.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was: at or below the Performance Group 1 median for all periods except the four-year period, when it was above the Performance Group 1 median; above the Performance Group 2 median for all periods except the three-year period when it was below the Performance Group 2 median; and above the Performance Universe 1 and Performance Universe 2 medians for all periods except the one- and three-year periods when it was below the medians. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of each Expense Group and Expense Universe and discussed the results of the comparisons. The Board noted that: the fund’s contractual management fee was below the Expense Group 1 median but slightly above the Expense Group 2 median; the fund’s actual management fee was above the Expense Group 1 and 2 medians and above the Expense Universe 1 and 2 medians; and the fund’s total expenses were above the Expense Group 1 and Expense Universe 1 medians but below the Expense Group 2 and Expense Universe 2 medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board generally was satisfied with the fund’s performance.

• The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreement.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 139

———————

Francine J. Bovich (64)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

• Managing Director, Morgan Stanley Investment Management (1993-2010)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 79

———————

Gordon J. Davis (74)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

•  Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 60

———————

Nathan Leventhal (72)

Board Member (2009)

Principal Occupation During Past 5 Years:

•  President Emeritus of Lincoln Center for the Performing Arts (2001-present)

• Chairman of the Avery Fisher Artist Program (1997-2014)

• Commissioner, NYC Planning Commission (2007-2011)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., Director (2003-present)

No. of Portfolios for which Board Member Serves: 50

———————

Robin A. Melvin (52)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 110

———————

Roslyn M. Watson (66)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 65

———————

Benaree Pratt Wiley (69)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 65

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBERS

J. Charles Cardona (60)

Board Member (2014)

Principal Occupation During Past 5 Years:

• President and a Director of the Manager (2008-present), Chairman of the Distributor (2013-present; previously, Executive Vice President, 1997-2013), President of Dreyfus Institutional Services Division

No. of Portfolios for which Board Member Serves: 36

J. Charles Cardona is deemed to be an “interested person” (as defined under the Act) of the fund as a result of his affiliation with The Dreyfus Corporation.

———————

Isabel P. Dunst (68)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Of Counsel to the law firm of Hogan Lovells LLP (2015-present; previously, Partner, 1990-2014)

No. of Portfolios for which Board Member Serves: 36

Isabel P. Dunst is deemed to be an “interested person” (as defined under the Act) of the fund as a result of her affiliation with Hogan Lovells LLP, which provides legal services to BNY Mellon and certain of its affiliates.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Clifford L. Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
George L. Perry, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 65 investment companies (comprised of 139 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (66 investment companies, comprised of 164 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARI M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 62 investment companies (comprised of 160 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

NOTES

For More Information

The Dreyfus Socially Responsible Growth Fund, Inc.

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-242-8671 or 1-800-346-3621

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

Printed on recycled paper. 50% post-consumer. Process chlorine free. Vegetable-based ink.
© 2016 MBSC Securities Corporation 0111AR1215

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $32,226 in 2014 and $33,031 in 2015.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $10,255 in 2014 and $9,350 in 2015. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2014 and $0 in 2015.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,957 in 2014 and $3,479  in 2015. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2014 and $0 in 2015.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $180 in 2014 and $16       in 2015. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2014 and $0 in 2015.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $23,307,177 in 2014 and $20,055,582 in 2015.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus Socially Responsible Growth Fund, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    February 11, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    February 11, 2016

By:       /s/ James Windels

            James Windels,

            Treasurer

Date:    February 11, 2016

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)